CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND

Servicing Class (CNRMX)

Class N (CNRNX)

Supplement dated July 27, 2021, to the

Summary Prospectus dated January 31, 2021, and the

Statutory Prospectus dated January 31, 2021, as amended and restated June 14, 2021

The Fund’s primary benchmark has changed. The table on page 5 of the Summary Prospectus and on page 26 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

This table shows the average annual total returns of each class of the Muni High Income Fund for the periods ended December 31, 2020. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Since Inception (12/30/2013)
Servicing Class
Return Before Taxes	3.41%	4.08%	5.27%
Return After Taxes on Distributions	3.36%	4.04%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.39%	3.97%	4.99%
Class N
Return Before Taxes	3.15%	3.80%	5.00%
Bloomberg Barclays 60% Lehman Brothers Tax-Exempt High Yield/40% Lehman Brothers Municipal Investment Grade Total Return Unhedged United States Dollar Index(1) (Reflects no deduction for fees, expenses or taxes)	5.12%	5.52%	5.95%
S&P Municipal Yield Index (Reflects no deduction for fees, expenses or taxes)	5.76%	6.16%	6.89%

(1)	Previously, the Fund’s performance was compared to the S&P Municipal Yield Index as its benchmark. The Trust has elected to compare the Fund’s performance to the Bloomberg Barclays 60% Lehman Brothers Tax-Exempt High Yield/40% Lehman Brothers Municipal Investment Grade Total Return Unhedged United States Dollar Index, as the Adviser believes this index is more aligned with the Fund’s investment strategy.

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CNR-SK-057-0100